UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No.   )

Check the appropriate box:
[X]	Preliminary Information Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(D)(2))
[_]	Definitive Information Statement

PANTHER BIOTECHNOLOGY, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

INFORMATION STATEMENT

Relating to Notice of Written Consent of Shareholders

in Lieu of a Special Meeting of Shareholders

Panther Biotechnology, Inc.

1517 San Jacinto Street

Houston, Texas 77002

(713) 652-3937

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

December __, 2016

Notice of Written Consent in Lieu of Special Meeting

To Our Shareholders:

The purpose of this Notice is to inform you that shareholders owning a majority of the outstanding voting shares of the common stock, par value $0.001 per share, of Panther Biotechnology, Inc. have approved the following actions by written consent in lieu of a special meeting:

(1)	an Amendment to our Amended and Restated Articles of Incorporation to change our corporate name to “ProBility Media Corp.”;

The record date for the vote of shareholders and the determination of shareholders entitled to receive notice on the preceding items was December 2, 2016.

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the filing of the Articles of Amendment to our Amended and Restated Articles of Incorporation will not be effected until a date at least 20 days after the date on which this Information Statement has been mailed to our shareholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on _________, 2016.

We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons.

WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of shareholders satisfies any applicable shareholder voting requirement of the Nevada Revised Statutes, our Amended and Restated Articles of Incorporation, as amended, and Bylaws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes. Please read the accompanying Information Statement carefully. The cost of preparing, assembling and mailing this Information Statement is being borne by us.

By Order of the Board of Directors,

/s/ Evan Levine

Evan Levine

Chief Executive Officer

PRELIMINARY MATERIAL

This Information Statement Is Being Provided to You By the Board of Directors of the Company.
We Are Not Asking You for a Proxy, and You Are Requested Not to Send Us a Proxy.

Information Statement pursuant to Section 14c of the Securities Exchange

Act of 1934 and Rule 14c-1 et seq and Notice of Actions

Taken by Written Consent of the Shareholders

As used in this Information Statement, “we”, “us”, “our”, “Company”

and “Panther” refer to Panther Biotechnology, Inc.

Approximate Date of Mailing: __________, 2016

INTRODUCTION

In accordance with the provisions of Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-1 promulgated thereunder, this Information Statement is first being furnished on or about _________, 2016, to the holders of record as of the close of business on December 2, 2016 (the “Record Date”), of shares of common stock, $0.001 par value per share (the “Common Stock”), of Panther Biotechnology, Inc., a Nevada corporation. This Information Statement is to notify such shareholders that, on December 2, 2016, we received the approval, via a written consent in lieu of a meeting of shareholders, of the holders of a majority of our outstanding Common Stock (the “Majority Shareholders”), representing in excess of 54.7% of the outstanding shares of our Common Stock, approving the following:

(1)	an Amendment to our Amended and Restated Articles of Incorporation to change our corporate name to “ProBility Media Corporation” (the “Name Change”);

The Name Change had previously been approved by our Board of Directors on November 28, 2016.

Our Board of Directors knows of no other matters other than those described in this Information Statement that have been recently approved or considered by the holders of a majority of the shares of our Common Stock.

A copy of the Amendment to our Amended and Restated Articles of Incorporation to be filed with the Secretary of State of Nevada is attached hereto as Exhibit “A”.

This Information Statement is first being mailed or furnished to our shareholders on or about __________, 2016. The Name Change will not occur until at least 20 days after such date.

Our Board of Directors has determined that our shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by our Transfer Agent.

This Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. It contains a description of the Name Change, as well as summary information regarding the transactions covered by the Information Statement. We encourage you to read the Information Statement thoroughly. You may also obtain information about us from publicly available documents filed with the Securities and Exchange Commission (the “SEC”).

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General

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

We will only deliver one Information Statement to multiple shareholders sharing an address, unless we have received contrary instruction from one or more of the shareholders. Upon written or oral request, we will promptly deliver a second copy of this Information Statement and any future annual reports and information statements to any shareholder to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any shareholder or shareholders sharing an address to which multiple copies are now delivered. You should direct any requests to the following address: Panther Biotechnology, Inc., Attention: Investor Relations, 1517 San Jacinto Street, Houston, Texas 77002.

Dissenter’s Rights

Neither Nevada law nor our Articles of Incorporation, as amended, and Bylaws, provide our shareholders with dissenters’ rights in connection with any of the matters contained in this Information Statement.

DESCRIPTION OF NAME CHANGE

Our Board of Directors and the Majority Shareholders have approved a corporate name change (the “Name Change”).

On November 28, 2016, the Board of Directors approved an Amendment to our Articles of Incorporation to change our corporate name to ProBility Media Corporation in order to better reflect the Company business subsequent to its acquisition of Brown Technical Media Corp. on November 8, 2016. On December 2, 2016, the Majority Shareholders approved the name change.

Reasons for the Corporate Name Change

The principal purpose for changing our corporate name is to convey more clearly a sense of our new business direction, which is to create, publish and promote eLearning and related materials to vocational trades.

Vote Required

We have obtained approval to effect the Name Change through the written consent of the Majority Shareholders. Therefore, a special meeting of our shareholders to approve the Name Change will not take place for this purpose.

Effect on Shareholders

The change of name will not effect in any way the validity or transferability of stock certificates outstanding at the time of the name change, our capital structure or the quotation of our Common Stock on the OTC Pink Market. Following implementation of the Name Change, shareholders may continue to hold their existing certificates or receive new certificates reflecting the Name Change by delivering their existing certificates to the Company’s transfer agent. Shareholders should not destroy any stock certificates and should not deliver any stock certificates to the transfer agent until after the effectiveness of the Name Change.

No Appraisal Rights

Our shareholders do not have any “appraisal” or “dissenters” rights in connection with the approval or implementation of the Name Change.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE CHANGES THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT.

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SUMMARY

On November 28, 2016, our Board of Directors voted to approve and recommend the Name Change described above and, on December 2, 2016, the Majority Shareholders, holding approximately 54.7% of the then-outstanding shares of our Common Stock, and acting by written consent in lieu of a special meeting, approved and adopted the Name Change. This action by written consent eliminated the need for a special shareholder meeting to approve these matters. This also reduces the costs and management time involved in holding a special meeting and allows us to effect the filing of the Amendment to our Articles of Incorporation as quickly as possible.

The Amendment to our Articles of Incorporation relating to the Name Change will be filed on or about _________, 2016, with the Secretary of State of the State of Nevada, which is not less than 20 days from the date of mailing of this Information Statement.

Notwithstanding the foregoing, we must first notify FINRA of the intended Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such action. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act. In connection with the Name Change, we will request a new ticker symbol, but such request will not be processed until sixty (60) days after FINRA has announced the Name Change to the market.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

As of the Record Date, 41,604,887 shares of our Common Stock were issued and outstanding. No shares of preferred stock have been issued or are outstanding. Each share of Common Stock entitles the holder thereof to one vote on each matter that may come before a meeting of our shareholders. Our Common Stock is quoted on the OTC Pink Market, under the symbol “PBYA”.

On November 28, 2016, our Board or Directors approved the Name Change. Four shareholders holding an aggregate of 22,745,422 shares of Common Stock, or 54.7% of the issued and outstanding shares of Common Stock as of the Record Date, approved the Name Change on December 2, 2016. Those shareholders included Steven M. Plumb, our Chief Financial Officer and director (10,041,854 shares (24.14%)); Evan Levine, our Chief Executive Officer and director (5,528,046 shares (13.29%)); Noah Davis, our director (3,912,504 shares (9.40%)); and Hillary Davis, Mr. Davis’s wife (3,263,018 shares (7.84%)).

If the proposal had not been adopted by the Majority Shareholders by written consent in lieu of a meeting, it would have been necessary for the proposal to have been considered by our shareholders at a special or annual shareholders’ meeting convened for at least the purpose of approving such proposal.

Approval of the Name Change by the written consent without a meeting of shareholders of the holders of outstanding shares of voting stock having not less than the minimum number of votes that would be needed to authorize or take the action at a meeting at which all shares entitled to vote were present is authorized by the Nevada Revised Statutes. The Nevada Revised Statutes provide that a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend our Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting, and in order to effectuate the amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company decided to utilize the written consent of the Majority Shareholders of the Company.

On December 2, 2016, the Majority Shareholders, by written consent in lieu of a meeting, approved an Amendment to our Articles of Incorporation. No further consents, votes or proxies are or were necessary to effect the approval of the Amendment to our Articles of Incorporation.

Under the Nevada Revised Statutes, dissenting shareholders are not entitled to appraisal rights with respect to the Articles of Amendment covering the Name Change, and we will not independently provide shareholders with any such right.

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information regarding beneficial ownership of our capital stock by (i) each person, or group of affiliated persons, known by us to be the beneficial owner of more than five percent of any class of our voting securities; (ii) each of our directors; (iii) each of the named executive officers; and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC, based on voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock underlying warrants held by that person are deemed to be outstanding if the warrants are exercisable within 60 days of the Record Date.

All percentages in the following table are based on a total of 41,604,887 shares of common stock outstanding on the Record Date. Except as indicated in the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o Panther Biotechnology, Inc., 1517 San Jacinto Street, Houston, Texas 77002.

Title of Class	Name and Address of Beneficial Owner (6)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock (2)
DIRECTORS AND EXECUTIVE OFFICERS
Common Stock	Evan M. Levine Chief Executive Officer and Director (3)	6,600,000 Shares	15.86%
	Noah I. Davis President, Chief Operating Officer and Director (4)	7,175,522 Shares	17.25%
	Steven M. Plumb Chief Financial Officer and Director (5)	11,649,785 Shares	28.00%
	Richard Corbin, Director and Vice Chairman of the Board (6)	2,052,112 Shares	4.93%

	Total, all officers and directors as a group (four persons)	27,477,419 Shares	66.04%

5% STOCKHOLDERS
None.

Notes:

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on December 2, 2016.

(2)	Based on 41,604,887 shares of our common stock issued and outstanding as of December 2, 2016.

(3)	Mr. Levine beneficially owns 5,600,001 shares directly, and the following shares indirectly: 999,999 held in the names of his minor children, which shares he is deemed to beneficially own.

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(4)	Mr. Davis beneficially owns 3,912,504 shares directly, and the following shares indirectly: 3,263,018 held in the name of his wife, Hillary Davis. The following shares are owned by other family members of Mr. Davis, and are deemed not to be beneficially owned by Mr. Davis; 1,071,954 shares held in a trust for the benefit of his minor children of which Mr. Davis is not the trustee; 503,926 held in the name of Robert and Rachel Davis, his parents, 5,039 held in the name of his brother, Joseph Davis, 50,393 held in the name of his brother, Jacob Davis, 5,039 held in the name of Hannah Weissman, his sister; 37,518 in the name of his sister, Courtney Rosenthal, 37,518 shares in the name of Stephanie Deutsch, the sister of his wife, and 2,894,278 held in the name of the 2009 Noah Davis Family Trust, of which Mr. Davis is not the trustee.

(5)	Mr. Plumb owns 9,861,854 shares directly, and the following shares indirectly: 1,607,931 shares held in the names of his minor children which shares he is deemed to beneficially own.

(6)	Mr. Corbin beneficially owns 444,236 shares directly, and the following shares indirectly: 548,779 shares held in the name of Corbin Capital, LLC of which Mr. Corbin is managing member, 25,764 shares held in the name of Midland IRA Inc FBO Richard Corbin IRA of which Mr. Corbin is the beneficiary, and 433,333 in the name of Corbin Living Trust, of which Mr. Corbin is the trustee, which shares he is deemed to beneficially own.

(7)	The address of each entity or person listed in the table is 1517 San Jacinto Street, Houston, Texas 77002.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”), with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

NO SOLICITATION OF PROXIES

This Information Statement is furnished to shareholders pursuant to the requirements of Section 14(c) under the Exchange Act to report action taken by written consent of the Majority Shareholders. No action is required upon the part of any other shareholder, and no proxy is being solicited. We are bearing the costs associated with this Information Statement.

COPIES OF OUR ANNUAL REPORT FOR THE FISCAL YEAR ENDED MAY 31, 2016, ON FORM 10-K IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: PANTHER BIOTECHNOLOGY, INC., 1517 SAN JACINTO STREET, HOUSTON, TEXAS 77002, ATTENTION: INVESTOR RELATIONS.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December ___, 2016.

PANTHER BIOTECHNOLOGY, INC.

By: ______________________________

Evan Levine

Chief Executive Officer

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Exhibit “A”

Form of Certificate of Amendment to Articles of Incorporation

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of corporation:

Panther Biotechnology, Inc.
2.	The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 1 is hereby amended to read: "The name of the Corporation is ProBility Media Corp."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

54.7%

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)
5.	Signature: (required)

________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

A-1